UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2020

AJIA INNOGROUP HOLDINGS, LTD.
(Exact name of Registrant as specified in its charter)

Nevada	000-1650739	82-1063313
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1980 Festival Plaza Drive Suite 530

Las Vegas, Nevada 89135

(Address of principal executive offices, including zip code)

(702) 360-0652

(Registrant's telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02 Appointment of Executive Director and Independent and Non-Executive Director

On September 20, 2019, Mr. Kwok Fai YIP, Thomas (Mr. Yip) was appointed as members of our Board of Directors of the Company’s Independent and Non-executive directors – Audit committee.  In order to improve the Company’s business operations, Mr. Yip was invited to join the Company’s operational team and as the Company’s Executive Director and Vice Chairman on [date – suggested as 15 September 2020].

Mr. Yip’s position as the Company’s Independent and non-executive director was immediately replaced by Ms. Tang, Kiu Chung Jacqueline (Ms. Tang) who was formally engaged as the Company’s Chief Operating Officer (“COO”).  Ms. Tang resigned from the position of COO concurrently with this appointment.

With this reorganization of the Board composition, Mr. Yip shall devote more time and efforts in the Company’s operations. Thereby, the Board believes that the above restructurings will enhance the Company’s capabilities to expand the Company’s businesses and enhance its profitability in future.

Mr. Yip obtained his MBA degree in European University in 2017, Thomas is working in Enterprises Risk Management and financial industry for more than 38 years, he holds directorship in two licenses HK Trustee companies and he is the co-founder and director of Seascope Risk Services (HK) Ltd and Bassac Insurance Broker in Cambodia. He is the executive committee member of Professional Insurance Brokers Association which is a Self-regulatory body of HK Insurance Broker since 2013.

Ms. Tang obtained BSc. in Accounting and a Finance degree from University of Surrey in 2012. She has 5 years of business management and director experience. In 2013, she joined Go Fun Project Limited (NGO) and Y&L Group International Company Limited as their director. Since 2019, she has been a director of the Go Inside Kitchen Limited.

During the past few years, Mr. Yip and Ms. Tang have not been the subject of the following events:

1. A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2. Convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

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3. The subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities; associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or

ii) Engaging in any type of business practice; or

iii) Engaging in any activity

4. The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph 3.i in the preceding paragraph or to be associated with persons engaged in any such activity;

 5. Was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6. Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7. Was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i) Any Federal or State securities or commodities law or regulation; or

ii) Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or

iii) Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8. Was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a) (29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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Family Relationships

There are no family relationships among our directors or executive officers.

Director Qualifications

Mr. Yip and Ms. Tang are qualified to be Company director because they have managed several businesses successfully and thus brings management, organizational, operational and administrative experience to our Board.

Voluntary Disclosure of the Potential New Business

On September 28, 2020, the Company’s Board of the Directors decided to form a 51% holding joint venture company with an independent third party, namely AJIA Corporate Systems Architecture Solution Ltd (“Ajia Corporate”).  Ajia Corporate is a company registered in Hong Kong and it shall sign Memorandum of Understanding (“MOU”) with another independent third party soon.  With this MOU, the Board is expecting to expand the Company’s business developments in the following areas:

1.	Big Data Strategic enterprise solution,
2.	Cloud and digital trading solution,
3.	Combined enterprise syndication planning and solution, and
4.	E-compliance system and enterprise solutions.

The Board shall consider disclosing further once this MOU is properly concluded and signed.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Elaine Wan Yin Ling
Title:	Director, Secretary and Treasurer

Dated: October 5, 2020

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